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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (date of earliest event reported): May 10, 1994

                           QUAKER STATE CORPORATION
            (exact name of registrant as specified in its charter)


                                   DELAWARE
               (State or other jurisdiction of incorporation)



1-2677                                                             25-0742820
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(Commission File Number)                   (IRS Employer Identification Number)




                      255 Elm Street, Oil City, PA 16301
                   (Address of Principal Executive Offices)


Registrant's Telephone Number, including area code: 814/676-7676

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Item 5. Other Events.
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     On May 10, 1994, Quaker State announced that it was negotiating an agreement with G.E. Capital Corporation for the sale of Quaker State's subsidiary Heritage Insurance Group, Inc. for approximately $85 million subject to certain possible adjustments. For further information, see the Press Release dated May 10, 1994 included as Exhibit 99 to this report on Form 8-K.


Item 7. Exhibit.
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(c) 99. Press Release dated May 10, 1994, filed herewith.


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 1994                    Quaker State Corporation

                                      By:      /s/ Herbert M. Baum
                                         --------------------------------------
                                         Herbert M. Baum, Chairman of the Board
                                         and Chief Executive Officer